CREDIT LOSSES	12 Months Ended
Sep. 30, 2025
Credit Loss [Abstract]
CREDIT LOSSES	CREDIT LOSSES
The Company is exposed to credit losses primarily through sales of products and services. Trade receivables are recorded at their stated amount, less expected allowances for credit losses and, when appropriate, for customer program reserves and cash discounts. The Company’s expected loss allowance methodology for trade receivables is primarily based on the aging method of the accounts receivable balances and the financial condition of its customers. The expected allowance for credit losses represents estimated uncollectible receivables associated with potential customer defaults on contractual obligations (usually due to customers’ potential insolvency) and estimates for returns. As of September 30, 2025 and September 30, 2024, the allowance for credit losses includes an allowance for sales returns of $2,429 and $3,350, respectively. The allowance for credit losses includes amounts for certain customers where a risk of default has been specifically identified, as well as an amount for customer defaults, based on a formula, when it is determined the risk of some default is probable and estimable, but cannot yet be associated with specific customers. The provision related to the expected allowance for credit losses is recorded in SG&A expenses. The Company writes-off accounts receivable when they are deemed to be uncollectible. The Company also considers current and expected future economic and market conditions when determining any estimate of credit losses. Generally, estimates used to determine the allowance are based on assessment of anticipated payment and all other historical, current and future information that is reasonably available. All accounts receivable amounts are expected to be collected in less than one year.

Based on a review of the Company's policies and procedures, including the aging of its trade receivables, recent write-off history and other factors related to future macroeconomic conditions, Griffon determined that its method to determine expected allowances for credit losses is in accordance with guidance for credit losses on financial instruments, including trade receivables, in all material respects.
The following table provides a roll-forward of the allowance for credit losses that is deducted from gross accounts receivable to present the net amount expected to be collected:

Beginning Balance, September 30, 2023	$6,279
Provision for expected credit losses	188
Amounts written off charged against the allowance	(525)
Other, primarily foreign currency translation	281
Ending Balance, September 30, 2024	$6,223
Recovery for expected credit losses	(473)
Amounts written off charged against the allowance	(888)
Other, primarily foreign currency translation	779
Ending Balance, September 30, 2025	$5,641